Exhibit 99.2

PROJECT RIPON

Portfolio & Servicing Review

January 2017

prepared for

The Blackstone Group International L.P.

Confidential

TABLE OF CONTENTS

1	BACKGROUND AND INTRODUCTION		4

	1.1	TERMS OF REFERENCE	4
	1.2	DATA VERIFICATION	4
	1.3	DOCUMENTATION CHECK	4
	1.4	LOAN RE-UNDERWRITE	4
	1.5	INFORMATION AVAILABLE TO REVIEWERS	5
	Documents		5
	Data Tapes		5
	1.6	SYSTEM ACCESS	5
	UFSS		5
	Portfolio Management System (PMS)		6
	CHARMS		6
	Meetings		6
	1.7	THE REVIEW	6
	1.8	DISCLAIMER	7

2	EXECUTIVE SUMMARY		8

	2.1	GENERAL COMMENT ON SERVICING	8
	2.2	TREATING CUSTOMERS FAIRLY (TCF)	8
	2.3	CURED LOANS	8
	2.4	VULNERABLE BORROWERS	8
	2.5	CHOICES FACILITY	8
	2.6	FORBEARANCE	8
	2.7	COMPLAINTS HANDLING	8
	2.8	INTEREST ONLY MATURITIES	9
	2.9	ASSURED SHORTHOLD TENANCIES (ASTS)	9
	2.10	LOANS <£25,001	9
	2.11	OUTBOUND CORRESPONDENCE	9
	2.12	REDEEMED LOANS AND REPOSSESSED PROPERTIES	9
	2.13	CONVERSION INTEREST	9

3	SERVICER REVIEW		11

	3.1	TREATING CUSTOMERS FAIRLY	11
	3.2	CURED LOANS	11
	3.3	VULNERABLE BORROWERS	12
	3.4	CHOICES FACILITY (CHOICES)	12
	The facility		12
	Borrower suitability		13
	How Choices works		13
	Application process		13
	TCF Principles		14
	3.5	FORBEARANCE	14
	3.6	COMPLAINTS HANDLING	15
	Concerns (not formal complaints)		16
	Complaints recorded between April 2010 & April 2012		16
	Summary		17
	3.7	INTEREST ONLY MATURITIES	17
	3.8	DEPARTMENT FOR WORK & PENSIONS (DWP) PAYMENTS	18
	Overview		18
	Eligibility		18
	How SMI is paid		18
	3.9	PORTFOLIOS	19
	Relationship management		19
	Right to consolidate (RTC)		19
	Review meetings		20

3.10	ASSURED SHORTHOLD TENANCY AGREEMENTS (AST)	21
3.11	LOANS <£25,001	21
3.12	OUTBOUND CORRESPONDENCE	22
3.13	REDEEMED & REPOSSESSED LOANS	22

1 BACKGROUND AND INTRODUCTION

1.1 TERMS OF REFERENCE

The Blackstone Group International L.P. (Blackstone) is considering the purchase of a portfolio of residential Buy to Let (BTL) first charge mortgage loans owned by Bradford & Bingley plc (the Company) and its wholly owned subsidiary Mortgage Express (“MX”) (the loans). Situs will provide for Blackstone, on a loan level basis, a specific review of loans originated by the Company or MX (as applicable) within England & Wales.

The purpose of the review is to provide an independent assessment of a sample of 500 loans to identify any risks in relation to the servicing of such loans in order to limit the risk of regulatory issues at a later stage.

The scope of the review will cover several key areas:

1.	Treating Customers Fairly (TCF)

2.	Identifying and reporting on processes for curing previously delinquent loans.

3.	Identifying and reporting on loans where a borrower could be deemed to be categorised as vulnerable under vulnerable borrower policy.

4.	Identifying and reporting on loans where a ‘Choices’ flag has been recorded.

5.	Identifying and reporting on any loans which have a forbearance flag.

6.	Identifying and reporting on loans where a borrower complaint has been recorded in the 2 years preceding the cut-off date of 30th September 2016.

7.	Identifying Interest only loans approaching maturity.

8.	Identifying loans where Department for Work & Pensions (DWP) assistance has been requested.

9.	Portfolios.

10.	Confirm whether the latest Assured Shorthold Tenancy (AST) is on file.

11.	Loans where it is identified that the original principal balance was <£25,001.

12.	Redeemed and repossessed loans

13.	Conversion Interest:

a.	Review on a case-by-case basis a Conversion Interest has been charged to the borrower and is interest bearing

b.	Determine whether there are any issues of concern.

14.	No element of special servicing was undertaken during the review.

1.2 DATA VERIFICATION

A Data Verification exercise was not undertaken as part of the review.

1.3 DOCUMENTATION CHECK

A Document Check exercise was not undertaken as part of the review.

1.4 LOAN RE-UNDERWRITE

A loan re-underwrite was not undertaken as part of the review.

1.5 INFORMATION AVAILABLE TO REVIEWERS

Documents

A number of documents were provided prior to, and during the review. The documents provided included the following:

1.	Customer Account Investigations Business Rules Version 4.0.

2.	Customer Relations Lending Complaints (CLS V4).

3.	Mortgage Conditions (MX) 1995.

4.	Mortgage Conditions (MX) 1997.

5.	Mortgage Conditions (MX) 2000.

6.	Extract pages 25 & 26 of MX lending Policy v9.8 covering lending exposure.

These documents were used to assist in the review of the loans and the operational procedures of the business where appropriate.

Data Tapes

The following data tapes were initially provided with a cut-off date as at 30th September 2016:

a)	2.2.1.1 1609 Ripon Data tape (Round 2).xlsx (Main Data Tape).

b)	2.1.2 1609 Ripon Wider Pool Datatape.xlsx (for additional sample requested by client).

c)	2.2.5.1 Ripon Accounts - 5 year complaints log 161213.xlsx.

1.6 SYSTEM ACCESS

UFSS

The Company and MX utilises the Unisys Financial Services System (UFSS) for the administration of its mortgages.

UFSS consists of a suite of screens, which contain key financial information such as

1.	Borrower details.

2.	Payment transaction history.

3.	Balances outstanding.

4.	Interest rate history.

5.	Property details.

6.	Arrears and litigation information.

A diary notes screen is in place to detail all notes and events associated with the loan.

UFSS data as at 30th September 2016 was utilised during the review to access and assess the relevant information for the areas covered by the review.

Where an account is split into more than one loan, for example a main loan and a sub account, the account transactions and information screens on the UFSS system are noted as individual loan parts.

The review did not incorporate incoming or outgoing post-completion correspondence as no access to this system was provided. Instead, reliance was made on the information available on the diary notes within UFSS.

To comply with Data Protection rules access was granted to a ‘Due Diligence’ version of the system, allowing for read only access to the vast majority of the UFSS screens. This did not negatively impact on the review as further verifications were referred to the live system if required via the lender. Particularly, chaperoned access to the live system was granted for the purposes of:

1.	Reviewing acknowledgement letters and dates for formally registered complaints on CHARMS (Complaints Handling & Remediation Management System) to ensure formal acknowledgement of the complaint within the regulatory specified time span of 5 business days.

2.	A selection of 10 loan files which were identified during the review for the purposes of examination of the relevant correspondence to ensure borrower friendly and written in a compliant manner. Further information is contained in section 3.13 of the report.

Portfolio Management System (PMS)

PMS contains information for all loans held by the borrower on a portfolio basis and the account manager will use PMS to service the portfolio. It was confirmed that the system pulls certain information from UFSS relating to financial information, customer details and security information. There are no reciprocal data feeds from PMS to UFSS and therefore notes held on PMS cannot be viewed on UFSS.

As information on PMS is held at borrower level and includes loans outside of the portfolio of loans the lender is looking to sell, direct access to the system could not be provided because of Data Protection implications.

During the review a small number of system notes were identified as not being available on the read only basis for 48 identified accounts and were provided during the on-site review. From the additional notes provided it was identified that notes were appropriate to only 22 of the accounts within the date range of 30th September 2016.

CHARMS

The Lender uses this fully customised case management system for registration and management of complaints. Diary management is built into the system.

Meetings

Management meetings were held with the relevant personnel during the review and covered:

1.	Complaints Management.

2.	The Choices facility.

3.	Lending exposure on properties.

1.7 THE REVIEW

The on-site review took place at the offices of UK Asset Resolution, Doxford International Business Park, Sunderland, SR3 3XG, between 23rd January and 27th January 2017.

A referral process was established with senior members of the underwriting and operations team to respond to any areas of the review that required clarification.

1.8 DISCLAIMER

This narrative report and all ancillary documents, enclosures and attachments relating to it (together the “Report”) was prepared on the understanding that its contents will be regarded as strictly private and confidential and will not be made publicly available or reproduced and will not be disclosed, distributed or communicated to any third party in whole or in part without the express written consent of Situs Asset Management Limited (“Situs”).

2 EXECUTIVE SUMMARY

2.1 GENERAL COMMENT ON SERVICING

The overall loan account servicing is considered to be totally acceptable and in keeping with what is expected to be seen by a servicer operating in the UK BTL mortgage market. There was no evidence to suggest that the transfer of servicing to Computershare Mortgage Servicing (CMS) effective May 2016 has had any adverse effect on the way loan accounts are serviced.

2.2 TREATING CUSTOMERS FAIRLY (TCF)

From the review it was observed that the servicer’s published TCF principles were generally adhered to and no major negative issues were seen.

2.3 CURED LOANS

The curing process was undertaken within policy and file notes were generally well documented and appropriate. The cured accounts reviewed demonstrated no re-occurrence of previously addressed payment issues and all accounts seen are up to date.

2.4 VULNERABLE BORROWERS

In general terms loans falling into the vulnerable category and flagged accordingly had clear notes, empathy was demonstrated with the borrower’s situation, and assistance offered where appropriate.

2.5 CHOICES FACILITY

Two instances were noted where it could be construed that TCF principles have been breached and these have been covered in detail in section 3.4 of the report. No other Choices issues were recorded during the review and overall loan accounts with the Choices indicator were administered within laid down procedures.

2.6 FORBEARANCE

Five Forbearance issues were identified during the review and whilst the loans are non-regulated the recorded issues may well have had a greater consequence if the loans were regulated. Forbearance is covered in detail in section 3.5 of the report.

2.7 COMPLAINTS HANDLING

No themes or systemic issues were observed during the review and the complaints handling process is considered to be robust and managed effectively in line with policy.

2.8 INTEREST ONLY MATURITIES

With the exception of the two examples recorded in section 3.7 of the report the approach the servicer adopts leading up to term expiry is consistent with what is considered to be generally accepted practice within the industry for BTL mortgages.

2.9 ASSURED SHORTHOLD TENANCIES (ASTS)

Throughout the review up to date ASTs were not seen and it is understood it is not common practice for the servicer to request sight of these. Generally, reliance appears to be on the original rental figure captured from the valuation for mortgage purposes for servicing of the loan.

2.10 LOANS <£25,001

Prior to 31st October 2004 lenders issued loan documentation on an unregulated basis but under Consumer Credit Act (CCA) 1974 parameters. From 1st November 2004 all mortgage offers were required to be issued in a standardised format and were classified as regulated loans from that day forward. The loans <£25,001 seen in the sample were written prior to October 2004 and the Offer documentation is compliant with CCA guidelines in place at time of issue of the Offer.

Situs is not aware of any loans <£25,001 within the pool which were written after 1st November 2004.

2.11 OUTBOUND CORRESPONDENCE

Overall the correspondence reviewed was considered to be of a high standard and contained all the relevant information required for the customer to make an informed decision. Letters were written in plain English and clearly set out any action the customer was required to take, the consequences of failing to do so, and, where appropriate, any costs that might be incurred. The letters were not threatening or inappropriate in tone and advised the customer that Braille, large print, or audio versions were available on request.

2.12 REDEEMED LOANS AND REPOSSESSED PROPERTIES

From a review of the notes it was evident that the relevant redemptions, and properties in possession but not yet sold, were dealt with in accordance with policy and no TCF issues were evident. No undue additional onerous charges appear to have been applied to any of the redeemed accounts.

2.13 CONVERSION INTEREST

In June 2005 the lender introduced a new mortgage processing system (UFSS). On 4 June 2005 all live mortgage accounts which were, at that time, administered on the previous system (MPS) were migrated onto UFSS.

The MPS system calculated interest in arrears while the UFSS system collects interest in advance. Upon migration to UFSS system there was a requirement for borrowers to be charged an extra month’s interest (Conversion Interest). However, at the point of migration it was decided that, whilst the interest was chargeable, asking customers to make two interest payments in one month could be deemed unfair.

As a result, Conversion Interest for the period 4-30 June 2005) was calculated at that point in time and recorded on the UFSS system but not added to the current balance. The Conversion Interest only becomes due for payment at the point of mortgage redemption. Conversion Interest is not interest bearing.

No complaints were identified within the sample relating to Conversion Interest.

Situs was not asked to comment whether the lender had the contractual right to change the interest calculation from monthly in arrears to monthly in advance.

3 SERVICER REVIEW

3.1 TREATING CUSTOMERS FAIRLY

The servicer adopts the principles of Treating Customers Fairly (TCF) which are stated to be paramount in their dealings with customers, in focusing on delivering improved outcomes for borrowers, and ensuring that individual circumstances are given due consideration. The way the servicer manages and administers all types of accounts is essential in TCF.

Given this strategy the servicer review was undertaken as if the mortgage book was a regulated entity notwithstanding the fact that most Buy to Let (BTL) mortgages are currently unregulated contracts under FCA regulations.

An example of a positive TCF point and proactivity from the lender is account SIT01. A file note dated 05/09/2016 states a review was conducted and highlighted interest that was previously overcharged relating to June 2002 for a maximum of 28 days. An interest credit has been applied to the account for the overcharged amount and 8% simple interest paid to the customer within 28 days. Portfolio manager involvement and a further note on the system recommended that the Right to Consolidate was waived.

Throughout the review it was observed that the published TCF principles were adhered to and no negative issues were seen.

3.2 CURED LOANS

From the data tape 38 accounts from the pool sample were identified as falling into the cured loans category.

To cure a mortgage in default is to pay all the arrears, any lender and accrued legal fees (where appropriate) before the foreclosure process reaches the possession stage and the property is compulsorily sold. When a mortgage is cured, it is back in force and the borrower continues making mortgage payments before the mortgage default arose.

The process for making contact with borrowers who have problems in making payments and/or are in arrears with the mortgage payments is broadly similar between the Commercial and Non-Commercial teams. Where it differs is that the commercial team, who manage portfolio borrowers, has a strategy in place to proactively manage the borrowers before any issues occur by maintaining contact with the borrower at least once a year for a portfolio meeting during which an agenda is discussed. The pre-prepared agenda covers overall performance of the portfolio as a standard agenda item.

Worthy of reporting is the only capitalisation seen during the review. Loan account SIT02 shows that a credit of £6231.69 was applied to the account on the 28/04/2011 as a manual capitalisation. This figure is the exact figure of the arrears prior to this date. The Contracted Monthly Subscription (CMS) changed to £283.51pm effective May 2011 in respect of a loan reschedule XXXXXXX as part of modification process. The ultimate repayment strategy for the Interest Only portion of the loan was not seen from the notes as being discussed. It was not clear from the evidence whether this capitalisation was agreed with the borrower.

The cured accounts reviewed demonstrated no re-occurrence of previously addressed payment issues and all accounts seen are up to date. It was not evident from notes if field counsellors were used during the curing process.

3.3 VULNERABLE BORROWERS

Identifying and managing vulnerable borrowers is clearly defined in Business Rules V4 which specifies that there is no difference in approach between commercial borrowers and non-commercial borrowers. Clear guidelines are published in the Business Rules to assist in establishing vulnerable borrowers and assess if the borrower has the ability to make decisions or whether further assistance is needed. The UFSS system has clear flags to identify vulnerable borrower accounts.

During contact with borrowers, information may well come to light where the lender may need to amend the approach and identify the borrower as vulnerable or potentially vulnerable. Business Rules state that intelligible notes are to be recorded covering the vulnerability, any action taken, or to be taken, and whether the borrower has given permission to record the loan as vulnerable. If deemed appropriate a warning flag is set on the system. The impact and duration of vulnerability will be individual to each borrower’s needs. Examples of vulnerability triggers range from age, disability, and mental health to sudden life events such as bereavement or caring responsibilities.

The review highlighted a small number of loans where a sensitive issue was found and where the borrower is deemed to be vulnerable. Five accounts are considered to be worthy of note where a vulnerable flag had not been applied but the borrower is clearly categorised as vulnerable or where the borrower is known to be vulnerable but was not treated differently:

Loan ID	Comments

SIT03	Lenders system not marked that borrower is vulnerable. In 2011 during a call to the borrower the Lender has noted that the borrower has been XXXXXXX. During a call to the borrower in January 2013 chasing for payment, the borrower has been quoted as saying XXXXXXX. Various other options were discussed on the call to clear the arrears on the account but the lender insisted on further meetings (with others present) without any time delay to account for the borrower’s vulnerability.

SIT04	Borrower mentioned XXXXXXX in face to face meeting with Lender representatives which does not appear to have been acknowledged or a vulnerable flag placed on the lender system.

SIT05	No evidence was seen on file to the effect that the borrower was treated differently notwithstanding the fact the borrower was XXXXXXX in 2013. Vulnerable flag placed on the account.

SIT06	Note on system 25/03/2010 states borrower is XXXXXXX. Subsequent note 13/04/2015 confirms XXXXXXX. A vulnerable borrower flag was not seen.

SIT07	Note on system dated 28/08/2015 that B1 XXXXXXX, account not seen as being flagged as vulnerable. Attempts made 05/10/2015 and 06/10/2015 and messages left for B1 to call back to arrange a portfolio meeting. These appear to have been unanswered, no further notes were seen.

In general terms loans falling into the vulnerable category and flagged accordingly had clear notes, empathy was demonstrated with the borrower’s situation, and assistance offered where appropriate. With exception of the five accounts referred to above policy was followed.

3.4 CHOICES FACILITY (CHOICES)

From the data tape 76 accounts (15% of the pool sample) were identified as falling into the Choices category.

The facility

Choices is marketed as a tool for borrowers to protect themselves, and the property, against any future uncertainties. Borrowers are encouraged to make overpayments on the mortgage and by doing so could help protect the equity in the property whilst building up a fund (known as a reservoir) to help the borrower ride out any future difficulties in meeting the monthly mortgage commitment. The marketed benefits are:

1.	Saving money on the mortgage by making regular overpayments thus reducing the interest paid over the term of the loan. Overpayments come off the amount owed immediately and the borrower starts saving interest from the first day of the following month.

2.	Reducing the outstanding balance by making regular overpayments the borrower builds up a reservoir that should maintain the equity in the property in the event of house price falls.

3.	The reservoir could help the borrower ride out any future difficulties in terms of meeting monthly mortgage commitments thus enabling the borrower to take a payment holiday or make underpayments on the mortgage. There is also an option to borrow back any overpayments in the future.

It is understood that approximately 20% of the outstanding mortgage book has opted in to the Choices facility.

Borrower suitability

Choices is available to borrowers provided the facility is referred to in the original mortgage offer. Overpayments are the key and the facility is only suitable to borrowers who can afford to make regular overpayments in addition to the standard monthly mortgage payment. If a borrower can afford to make an overpayment each month, and the account is not in arrears, the facility is available subject to acceptance.

How Choices works

1.	Borrower chooses a regular overpayment amount that is affordable.

2.	Borrower identifies the month in which overpayments are to commence.

3.	Overpayments must be made on the same date as the regular monthly payment by Direct Debit.

4.	The minimum overpayment is £25.00 per month.

5.	The maximum overpayment per month is 1% of the outstanding mortgage balance at time of application for Choices (for a FlexAbility mortgage there is no maximum to the overpayment).

6.	If the borrower has a repayment mortgage and overpays by the maximum of 1% per month the overpayment amount will not decrease as the outstanding mortgage decreases even if this takes the overpayments to more than 1% per month.

Application process

To take advantage of Choices borrowers are requested to fill in and sign a one page request form and submit for acceptance. Alternatively, a borrower can activate by telephone as calls are recorded. During the review a Choices Request form was seen although no terms and conditions were either appended or attached. Therefore it is unknown if the borrower is aware of the finer detail of the Choices facility.

TCF Principles

Two instances were noted where it could be construed that TCF principles have been breached:

Loan ID	Comments

SIT08	CHOICES Account balance shown as £200 in credit as at 30/09/2016, CHOICES set up with £100 on 06/02/2013. XXXXXXX according to Jan2015 notes. Balance accruing on account as an arrears credit as no refund permitted because instalments under the CHOICES programme are required to be made by Direct Debit. No note on file seen that B1 has been made aware that any overpayment by card could not be refunded at a later date.

SIT09	The lender would only allow release of equity from sale if a CHOICES overpayment of £50 was set up. In correspondence with the borrower the lender stated that this was non-negotiable and that the sale proceeds would not be released until this (amongst other) conditions were adhered to.

No other issues were noted on the Choices facility during the review.

3.5 FORBEARANCE

From the data tape 26 accounts from the pool sample were identified as falling into the Forbearance category.

In the context of a mortgage process, forbearance is a special agreement between the lender and the borrower to delay a foreclosure. When mortgage borrowers are unable to meet repayment terms, a lender may opt to foreclose. To avoid foreclosure, the lender and the borrower can make an agreement called “forbearance”.

According to the forbearance agreement, the lender delays its right to exercise foreclosure if the borrower can catch up to their payment schedule in a certain time. This period and the payment plan depend on the details of the agreement that is acceptable to both parties.

Historically, forbearance has been granted for borrowers in temporary or short-term financial difficulty. If the borrower has more serious problems, i.e. where the return to full mortgage payments in the long term does not appear sustainable forbearance is usually not a solution.

When a lender offers forbearance it is refraining from enforcing the right to proceed to litigation under the agreement or contract with the borrower. This is done in order to assist the borrower in getting back to a performing financial position. The borrower continues to be responsible for the debt obligations although the borrower will generally accept the agreed forbearance amount and/or terms. On expiry of the agreed forbearance period the loan account reverts to its original form. In many instances, on expiry of the forbearance period, the difference between the level of forbearance granted and the full repayment (which was missed) is recalculated over the remaining term and the customers new repayment is based on the current loan balance, rate and term.

Some exceptions to this is where a reduced rate was given (where the possible intention here to reduce the capital balance as quickly as possible, thereby reducing the loan to value) or where the type of forbearance is for the lifetime of the loan, i.e. a split loan where 1 part of the loan is parked until the expiry date, with the intention that at that time a suitable repayment vehicle (say, sale of the property) is in place for the repayment of the loan in full.

Four Forbearance issues were identified during the review and are as follows:

Loan ID	Issue
SIT10	Account has been converted to Interest Only. No system notes to show when the conversion took place or for how long. No system notes to show the implications of switching to interest only had been explained to, or understood by, B1. No repayment strategy documented as seen on the system.

SIT11	Account has been converted to Interest Only. No system notes to show when the conversion took place or for how long. No system notes to show the implications of switching to interest only had been explained to, or understood by, B1. No repayment strategy documented as seen on the system.

SIT12	Appears to have been a full switch to Interest Only. No sign of conversation covering repayment vehicle and strategy on files and notes seen. No I & E seen on file therefore unaware of affordability.

SIT13	Confirmation letter states that account will be converted back to Capital Repayment when arrears cleared but does not intimate when this is expected to be.

Whilst the loans are non-regulated the flagged issues may well have had a greater consequence if the loans were regulated.

3.6 COMPLAINTS HANDLING

From the data tape 28 accounts from the pool sample were identified within the 24 month period preceding the data cut off point of 30th September 2016 as falling into the complaints handling category.

General

Complaints are assigned to individual case handlers for continuity of dealing with, and reporting of, complaints.

Access was granted to the CHARMS spreadsheet for 5 years + of complaints and access to the live system was by chaperone to establish the date of the acknowledgement letters to ensure issue within the requisite 5 business days. Acknowledgement letter issue dates were not available from the spreadsheet.

No breaches in respect of the timescales for issue of the acknowledgement letters, holding letters and final response letters were observed on the CHARMS system. Under policy, and regulatory requirements, holding letters are required to be sent within eight weeks of the complaint and are usually sent out after 4 weeks if the complaint has still not been resolved. The final response letter requires to be sent on or before eight weeks after receipt of the complaint.

One recent complaint worthy of recording is identified as follows:

Account ID	Date logged	Date closed	Nature of complaint
SIT14	10/10/2016	17/11/2016	Property located in XXXXXXX, and original valuation XXXXXXX. B1 now trying to sell but property valuation reported at £120K; believes this to be miss-selling. Legal representatives indicated original valuation undertaken on a freehold basis but 2nd valuation on a leasehold basis. The most recent valuation commissioned by the lender and dated 26/10/2016 confirms property tenure to be freehold and looks to be the reason why the complaint was rejected. Latest valuation does not have a rental income figure quoted. Outstanding balance as at 27/01/2016 is £294,689.55. Borrower located in XXXXXXX and security subjects in XXXXXXX therefore hands on management difficult and probable reliance on local management agency. A substantial loss on sale of this property is envisaged.

3 complaints were identified that could not be found as being recorded on CHARMS although the respective complaints had been recorded on the case notes. This was investigated and the subsequent explanation provided was that CHARMS requires manual input and the accounts numbers may have been populated incorrectly:

Loan ID	Record Date	Nature of complaint

SIT15	15/01/2015	Annual statements not received. File notes state dissatisfaction logged but not seen on complaint register; no indication how/when resolved.

SIT16	17/07/2014	File notes state complaint raised but no indication seen concerning basis of complaint and no follow up information seen.

SIT17	25/07/2014	Sols sent redemption funds 27/06/2014 in respect of a property within the portfolio. Lender states no reference number quoted therefore funds held in suspense account and returned to sols on 18/07/2014. Sols advised implication of returned funds is that they have already advised 3rd party involved in sale that account is redeemed and delay in returning funds caused a further direct debit collection. Lenders final response not seen.

Access to final response letters issued was not granted during the review therefore full details of the investigation that was undertaken on each recorded complaint case could not be seen in client correspondence. Reliance was therefore placed on CHARMS for the purposes of reporting.

Complaint & potential Data Protection Act (DPA) breach

Account ID	Nature of complaint	Potential DPA Breach
SIT18	Field Agent visited one of B1 properties about a property inspection without first being given 10 days to respond to the letter received 10/12/2014. Tenant found new property to rent as he thought B1 not paying mortgage and would be repossessed. Arrears Policy & Process issue upheld.	Tenant may not have found new property to rent unless they were made aware of personal information concerning the borrower.

Concerns (not formal complaints)

Where a borrower has expressed dissatisfaction, it can be categorised as either a complaint or a concern. A concern is a more appropriate outcome where a borrower has expressed dissatisfaction and an apology or explanation offered which leaves the customer satisfied with the outcome of the situation.

Concerns were recorded where the borrower has been dissatisfied but does not want the dissatisfaction recorded as a complaint. In such scenarios, the customer provided feedback, therefore it would be considered a concern and as such would not be reportable to the FCA.

Where a concern is raised this was logged onto CHARMS and it is noted that these types of issues raised by borrowers do not qualify for Financial Ombudsman Service (FOS) rights, and a written response was not provided to the complainant.

Complaints recorded between April 2010 & April 2012

Between theses dates the lender adopted the approach of checking all fees following learnings from FOS who, whilst investigating the formal complaint, looked at the level of charges applied. This led to some FOS cases being overturned if fees had been applied incorrectly even if FOS had upheld the business decision in respect of the original complaint. A loan level review was not undertaken in respect of affected loan accounts.

Summary

No themes or systemic issues were observed during the review and the complaints handling process is considered to be robust and managed effectively in line with policy. No instances of complaints were seen as being referred to FOS (Financial Ombudsman Service) for adjudication.

3.7 INTEREST ONLY MATURITIES

It is expected that the borrower will repay the mortgage loan in full at the end of the term and any extension to this will be assessed on a case by case basis. Having reviewed the current policy and procedures, particularly the contact period leading up to term expiry, the current policy is appropriate taking into consideration the nature of the portfolio and the nature of the borrowing.

The approach leading up to term expiry is essentially the same for Commercial and Non-Commercial borrowers and is summarised as follows:

1.	Contact commences at 12 months prior to term expiry with written notification inviting the customer to contact the Lender.

2.	Followed up with a written notification at 6 months and 1 month prior to expiry.

3.	Outbound telephone contact may commence from 6 months prior to expiry if there has been no response from the customer.

During the review 20 loans were identified where maturity of the loan is within 5 years and the main borrower will be over the age of 70. Where borrowers are subject to a regulated mortgage contract, where servicing of the CMS is dependent upon earned income, the overwhelming majority of borrowers repay the mortgage by the age of 65, with most being fully paid off before the borrower reaches the age of 70.

In respect of non-regulated borrowing, such as a BTL mortgage, the CMS is financed by rental income and the normal repayment method of such a loan at the end of the term is usually by ultimate sale of the security subjects. Clearly, whilst income continues to be generated by the property to service the CMS age is not a barrier for continuance of the mortgage under normal terms provided the borrower has a clearly defined exit strategy in place and does not take personal occupancy of the property.

Examples seen of where the property may be occupied by an elderly borrower, where the term is due to expire within the next 5 years, and where no clearly defined exit strategy has yet been identified are as follows:

Loan ID	Comments

SIT19	Halifax Price Index (HPI) value stated XXXXXXX, current balance £167,150. If sale of house is the strategy for repayment of the Interest Only mortgage this will be feasible if the property is a buy to let. However, the Lenders system indicates that the borrowers have moved into the buy to let as their correspondence address is the same as the property address. The lender has not flagged this as a concern. The borrowers are XXXXXXX with an interest only mortgage that is due to mature in 4 years. The options for ultimate repayment of the capital sum are likely to be limited and have not been tracked by the lender. The borrowers have another buy to let in XXXXXXX on an interest only basis which will also mature in 4 years. Outstanding mortgage (SIT36) £60,647 on an HPI value of XXXXXXX. The borrowers XXXXXXX and it is possible that the property in XXXXXXX is not a buy to let but a second home. The last seen contact with these borrowers was in 2014 when the borrowers requested a copy of their mortgage offer.

SIT20	Borrower is XXXXXXX, loan maturity in 07/2017. Letter history shows 1 year before term end date issued 31/05/2016 but outcome unknown. Account notes do not refer to a response and portfolio notes are only available to 03/2014. When discussed with B1 in 05/2012 it was indicated that he would sell or re-mortgage on maturity.

Additionally, because the lender looks to have acknowledged occupancy of the respective security by the borrower it could be argued that the loan documentation should be reconstituted to a regulated mortgage contract. The FCA would expect the lender to act in line with Principle 6 of TCF when dealing with the borrowers to achieve a fair outcome for the borrowers. Also, there are potential vulnerable borrower and reputational risk issues that may arise.

3.8 DEPARTMENT FOR WORK & PENSIONS (DWP) PAYMENTS

Overview

A homeowner in receipt of certain income related benefits may be able to receive assistance towards interest payments only on:

1.	The mortgage loan.

2.	Loans taken out for certain repairs and improvements to the home.

This assistance is paid as part of a normal benefits package and is called Support for Mortgage Interest (SMI). SMI is normally paid direct to the lender by the DWP and there is no guarantee that a borrower claim will be approved.

Eligibility

A borrower must be in receipt of one of the following benefits to qualify for SMI:

1.	Income Support.

2.	Income-based Jobseeker’s Allowance (JSA).

3.	Income-related Employment and Support Allowance (ESA).

4.	Pension Credit.

5.	Universal Credit.

How SMI is paid

SMI is normally paid direct to the lender following a waiting period and for most benefits this is 39 weeks following the claim for assistance. SMI is usually paid on the same day as normal benefit payments and will not pay towards:

1. The amount borrowed.

2. Anything towards insurance policies the borrower has in place.

3. Missed mortgage payments (arrears).

During the review two loans were identified where SMI is being paid direct to the lender:

Loan ID	Comment

SIT21	XXXXXXX commenced 12/05/2011. £5134.48 received and £3507.52 refunded to borrower on 01/06/2011. Account note 10/05/2011 states XXXXXXX and therefore unable to verify if vulnerable. The lender does not appear to have investigated why this payment would apply to a BTL property. 01/07/2011 note states breach of conditions as B1 living in property. B1 has made a number of requests to reside at the property which have been declined. B1 noted to be living in property in 07/2011 and 10/2015. B1 advised in 10/2015 that occupation was for one only month but it is noted that a further DWP MI12R form was completed by the lender on 16/03/2016 and DWP payments are ongoing.

SIT22	XXXXXXX 22/04/2014. Payments before this date are for the same amount XXXXXXX. The lender does not appear to have investigated why XXXXXXX apply to this BTL property.

In both cases the concern is that if it is eventually deemed that borrower is considered not to be eligible for SMI, the payments may cease and arrears could potentially commence with the additional burden of having to repay SMI already received. This would be particularly relevant in the event of the DWP discovering that the respective properties have been re-tenanted and the borrowers have failed to advise the DWP accordingly.

3.9 PORTFOLIOS

Relationship management

The commercial team known as Commercial Relationship Team (CRT) typically operates on a portfolio management basis with dedicated portfolio consultants dealing with the borrower. The Non-Commercial team is handled through a contact centre, typically on a loan by loan basis.

Where the borrower is classified as Commercial the account is serviced by the Commercial BTL Team and the Lender utilises the PMS. The Lender’s definition of a commercial borrower is one that holds 2 or more BTL mortgages.

For portfolios of 2-4 properties that are deemed low risk and are currently performing then servicing may remain with the personal contact centre. The UFSS system is clearly marked covering which cases are handled by the CRT.

During the review no instances were seen covering undue pressure being placed on borrowers to:

1.	Redeem the portfolio of loans.

2.	Force part repayment from sales elsewhere in the portfolio (with the exception of the repossessed property under account number SIT23 referred to in the table in section 3.14 of the report).

3.	Not allowing redemption of any single property in the portfolio.

Right to consolidate (RTC)

The definition of a RTC is the right of a mortgagee who has taken mortgages on two or more properties from the same mortgagor to require the mortgagor to redeem all of the mortgages or none, provided that the contractual date of redemption for all of them has passed. The right arose because it was considered unfair to a mortgagee to have one security redeemed when another, given by the same mortgagor, might be inadequate to secure that loan.

Prior to 2010 only the 1995 &1997 versions of the lender’s terms and conditions have All Monies Charge and Cross Default Provision clauses built in and the RTC clause is used as an alternative, to negotiate retention of surplus funds on redemption to pay down any arrears and losses on remaining accounts.

The lender has taken the opportunity to re-contract borrowers to have them agree to the new 2010 terms and conditions version (where appropriate) and use them as a negotiation tool to correct actionable breaches. Different documentation is dependent on customer sophistication:

1.	5+ / ‘Large’ 2-4 portfolios (new terms & conditions)

2.	2-4 account portfolio (amendment deed)

The revised terms and conditions includes typical commercial banking terms such as All Monies, Cross Default, LTV / Debt service covenants, provision of information and we understand borrowers were encouraged to seek independent legal advice to understand the ramifications of signing the new terms and conditions.

Where there is a surplus of funds remaining from the sale of a property, a review is carried out to ascertain if the funds can be used towards other shortfalls which the borrower may have on other accounts. These are covered under the RTC or if the customer has signed 2010 Terms and Conditions borrowing will be secured by an All Monies Charge (AMC).

During the review 27 loan accounts were identified where the RTC was implemented.

Additional instances as follows were noticed in loan accounts during the review:

Instance	Number
Many properties in portfolio located in same geographic area	18
Bulk purchases located in the same development	12
Bulk purchases at the same time in the same development	11
Property purchased out of area with nothing to suggest why	21
Servicer unaware of occupancy levels of borrower’s portfolio	5
Charges put on other properties held in borrower’s portfolio by Servicer/Lender	1

Examples of bulk purchases located in the same development are:

1.	Account SIT24: 8 properties stated to be in poor condition purchased in the same road.

2.	Account SIT25: 4 properties purchased in the same road.

Examples of bulk purchases at the same time in the same development are:

1.	Account SIT26: 3 properties purchased and completed

2.	Account SIT27: 4 properties purchased and completed

Review meetings

Examples of a redacted letter confirming an agreed appointment to discuss a borrower’s portfolio, an agenda of discussion points, and a post appointment letter following the appointment were provided during the review. Whilst the appointment letter was specific in respect of the information to be made available during the meeting, and the agenda was specific in respect of items to be discussed, the post appointment letter was generic in respect of reference to discussion on a wide range of issues.

It is understood that the letters and agenda can be borrower specific, and this was evidenced by the appointment letter and the agenda. It is worthwhile considering that the post appointment letter should include action points and timelines for achievement.

An additional consideration may be to build into the Agenda a standard requirement for sight of the latest AST (Assured Shorthold Tenancy) for each property as this standard form of document would provide the lender with the up to date, more reliable, information on the income generated from the property.

Access to imaged documentation was not granted during the review therefore for limited company borrowers no up to date latest report and accounts were seen.

3.10 ASSURED SHORTHOLD TENANCY AGREEMENTS (AST)

An AST entitles the landlord to a possession order immediately after the initial agreed period which is usually for six months. The landlord is therefore able to evict the tenant after the initial fixed term without a legal reason.

Throughout the review up to date ASTs were not seen and it is understood it is not common practice for the servicer to request sight of these. Generally, reliance appears to be on the original rental figure captured from the valuation for mortgage purposes for servicing of the loan.

Of the pool sample reviewed 477 AST documents were not seen and 23 that were seen are historic.

During the review it was identified that for 22 loan accounts, the properties may be occupied by the borrower. Occupation of the property by the borrower may be a breach of the original mortgage terms and conditions.

During the review it was advised that borrowers with only one loan (Sole BTL) are assessed by the servicer underwriters under the UKAR residential credit risk policy. Rental income is evidenced by either a current AST or the rental assessment (specified by the valuer) which must be 125% of a stressed interest rate (currently pay rate plus 3%). No evidence was seen of ASTs being on file for this category of borrower.

3.11 LOANS <£25,001

Since 31st October 2004, regulated mortgage contracts have been subject to statutory control, supervised by the Financial Services Authority (“FSA”) now the Financial Conduct Authority (FCA). Under Section 19 of the Financial Services and Markets Act 2000(“FSMA”) no person was able to carry out a regulated activity by way of business in the UK unless that person was an authorised person or an exempt person. The regulated activities were set out in Part I of the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 and included a regulated mortgage contract.

Prior to 2004, mortgage providers (but not mortgage intermediaries) were subject to the Mortgage Code, a system of self-regulation by the industry. Although a highly competitive industry, consumer groups reported that the complexity of documentation and wide variations in the information given to consumers by lenders were leading to confusion among consumers and a lack of understanding about which products were most suited to their circumstances. HM Treasury therefore believed that statutory regulation would improve consumer protection by ensuring that borrowers receive better quality and clearer information about mortgages enabling them to make informed choices about mortgage products.

The regulations therefore applied to all stages of a mortgage product’s life from first contact to enforcement or repayment.

As a result of the introduction of mortgage regulation all loans for £25,001 and above were subject to the new regulations which involved the issue of a regulated mortgage contract.

Prior to 31st October 2004 lenders issued loan documentation on an unregulated basis but under Consumer Credit Act (CCA) 1974 parameters. From 1st November 2004 all mortgage offers were required to be issued in a standardised format and were classified as regulated loans from that day forward.

The loans <£25,001 seen in the sample were written prior to October 2004 and the Offer documentation is compliant with CCA guidelines in place at time of issue of the Offer.

3.12 OUTBOUND CORRESPONDENCE

For the purposes of reviewing a selection of correspondence, 10 accounts were selected as follows:

1.	Complaints (3 accounts)

2.	Portfolios (2 accounts)

3.	Redeemed (1 account)

4.	Random (4 accounts)

As restricted system access provided to the project team did not permit a review of scanned document images, UKAR staff retrieved the letters requested for chaperoned review on screen.

31 letters were reviewed, some of which were automatically generated by the system and others that were requested/edited by the user. UKAR categorise customers as either ‘consumer’ or ‘commercial’ (based upon the extent of their Buy to Let investments). For ‘consumer’, customers standard correspondence is held on the UFSS system. For ‘commercial’ customers bespoke correspondence issued by the account manager is held in a folder on the shared network drive.

Overall the correspondence reviewed was found to be of a high standard and contained all the relevant information required for the customer to make an informed decision. Letters were written in plain English and clearly set out any action the customer was required to take, the consequences of failing to do so, and, where appropriate, any costs that might be incurred. The letters were not threatening or inappropriate in tone and advised the customer that Braille, large print, or audio versions were available on request.

Whilst vulnerable customers are managed by specifically trained account managers, it was felt that some standard correspondence could either be enhanced or suppressed and replaced by bespoke correspondence to ensure that these customers are made aware of all assistance available to them and encouraged to engage with the lender when experiencing financial difficulty.

It is evident from the review of selected correspondence that it referred to the appropriate loan account and no anomalies were apparent.

3.13 REDEEMED & REPOSSESSED LOANS

During the review the following 9 loans were identified as either:

1.	Normal redemption.

2.	Repossessed but property not yet sold.

3.	Repossessed and property sold.

Loan ID	Status	Comments
SIT28	Repossessed but property not yet sold	Property Repossessed XXXXXXX. The borrower was living in XXXXXXX at time of purchase of the property on the XXXXXXX. It is likely that the property was more of a holiday home than a buy to let. Lender wrote to borrower XXXXXXX advising that the end of the interest only mortgage term had been reached and that final settlement of the mortgage account should be received by XXXXXXX. The property was taken into possession in XXXXXXX when the account was approximately 4 months in arrears. The outstanding balance on the mortgage is £87,015 on a property value of XXXXXXX.

SIT29	Normal redemption	Mortgage redeemed in full XXXXXXX. No evidence of refusal to release security or multiple loans.

SIT23	Repossessed and property sold	Mortgage redeemed XXXXXXX with RTC enforced. Sale was carried out via an LPA receiver. Account showing as redeemed with a loss on redemption of £6.73. System note dated 17/06/2015 states the following: Sale completed XXXXXXX. Sale price XXXXXXX with a surplus of XXXXXXX which was paid across other linked accounts.

SIT30	Repossessed but property not yet sold	Property Repossessed on the XXXXXXX. XXXXXXX property. Account still live.

SIT31	Repossessed and property sold	Property repossessed and sold. System notes dated 07/04/2015 & 22/04/2015 advise XXXXXXX. The only system note regarding repossession is dated 07/10/2015 when an invoice regarding repossession costs was paid. Further system note dated 20/01/2016 states property sold XXXXXXX, Sale price XXXXXXX, solicitor and agents costs XXXXXXX, balance outstanding £85,988.41, sale net proceeds XXXXXXX, redemption figure XXXXXXX, loss £33,988.41. Valuation for repossession XXXXXXX £55,000, original valuation dated XXXXXXX.

SIT32	Repossessed and property sold	Mortgage redeemed XXXXXXX sale carried out via an LPA receiver following repossession. No indication on notes when repossession occurred. Repossession warning indicator placed on account 03/02/2015 which is after the sale date. No indication of any RTC or refusal to release security. System note dated 04/02/2015 states property sold XXXXXXX, sale price XXXXXXX, solicitor and agents costs XXXXXXX, balance outstanding £102,692.53, sale net proceeds XXXXXXX, redemption figure XXXXXXX, loss £45,692.53, new build property, valuation for repossession 25/09/13 £55,000, original valuation XXXXXXX.

SIT33	Repossessed and property sold	Account marked as XXXXXXX. Mortgage redeemed XXXXXXX, sale carried out via LPA receiver following repossession. No indication on notes when repossession occurred. Repossession warning indicator placed on account 16/06/2015. No indication of any RTC or refusal to release security. System note dated 03/09/2015 states property sold XXXXXXX, Sale price XXXXXXX, solicitor and agents costs XXXXXXX, balance outstanding £88,176.93, sale net proceeds XXXXXXX, redemption figure XXXXXXX, loss £33,176.93.

SIT34	Repossessed and property sold	Mortgage redeemed 01/06/2016. No indication on notes when repossession occurred. Repossession warning indicator placed on account 23/06/2015. No indication of any RTC or refusal to release security. System note dated 06/06/2016 states property sold XXXXXXX, sale price XXXXXXX, solicitor and agents costs XXXXXXX, balance outstanding £128,445.39, sale net proceeds XXXXXXX, redemption figure XXXXXXX, loss £33,445.39. Valuation for repossession 26/11/15 £85,000, original valuation XXXXXXX.

SIT35	Repossessed and property sold	Mortgage redeemed XXXXXXX. No indication on notes when repossession occurred. Repossession warning indicator placed on account 13/01/2014. No indication of any RTC or refusal to release security. System note dated 31/03/2014 states property sold XXXXXXX, sale price XXXXXXX, redemption figure XXXXXXX, loss £32,325.26.

From a review of the notes it was evident that the relevant redemptions and properties in possession but not yet sold were dealt with in accordance with policy and no TCF issues were evident. No undue additional charges appear to have been applied to any of the redeemed accounts.